UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): December 10, 2009


                               NATIONAL COAL CORP.
             (Exact name of registrant as specified in its charter)


           FLORIDA                    0-26509                     65-0601272
(State or other jurisdiction        (Commission               (I.R.S. Employer
      of incorporation)             File Number)             Identification No.)


                            8915 GEORGE WILLIAMS ROAD
                           KNOXVILLE, TENNESSEE 37923
                (Address of Principal Executive Offices/Zip Code)


                                 (865) 690-6900
              (Registrant's telephone number, including area code)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

         |_|      Written   communications   pursuant  to  Rule  425  under  the
                  Securities Act (17 CFR 230.425)

         |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange ct (17 CFR 240.14d-2(B))

         |_| Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))


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ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         National Coal Corp. (the "Company") is a party to that certain Revolving Credit Agreement dated as of April 9, 2009 (as amended) among National Coal Corp., National Coal Corporation (the "Borrower"), Next View Partners, LLC ("Next View") and the lenders identified therein (the "Credit Agreement").

         On December 10, 2009, the lenders party to the Credit Agreement assigned to Centaurus Entergy Master Fund, LP ("Centaurus"), Borrower's outstanding obligations to repay funds loaned to Borrower pursuant to the Credit Agreement in the original principal amount of $10,000,000 and, to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the lenders against any person arising under or in connection with the Credit Agreement. Centaurus also succeeded Next View as Administrative Agent under the Credit Agreement. Centaurus is also the holder of $30,300,000 in principal amount of the Company's 10.5% Senior Secured Notes due 2010, which amount constitutes more than two-thirds of the outstanding aggregate principal amount of such notes held by non-affiliates.

         On December 10, 2009, the parties to the Credit Agreement and the guarantors named therein entered into a Loan Modification Agreement (the "Loan Modification Agreement") to the Credit Agreement, pursuant to which the parties agreed to amend certain provisions of the Credit Agreement. Pursuant to the Loan Modification Agreement, the parties agreed, among other things, (i) to reduce the face amount of the promissory note issued thereunder from $10,000,000 to $5,000,000, (ii) to extend the maturity date of the loan to December 15, 2010 and (iii) to amend the minimum coal production and shipment amounts. As compensation for the Loan Modification Agreement and assignment agreements, we paid Centaurus a facility fee in the amount of $150,000. Centaurus, as the holder of a supermajority of the Company's 10.5% Senior Secured Notes due 2010, consented to the extension of the maturity date of the credit facility from December 15, 2009 to December 15, 2010.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

         (d)      Exhibits.

                  The following exhibits are filed herewith:

        EXHIBIT
        NUMBER    DESCRIPTION
        ------    -----------

         10.1 Loan Modification Agreement dated December 10, 2009 by and among Centaurus Energy Master Fund, LP, National Coal Corporation, National Coal Corp., Jacksboro Coal Company, Inc., and NC Railroad, Inc.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              NATIONAL COAL CORP.



Date: December 11, 2009                  By:  /S/ MICHAEL R. CASTLE
                                              ----------------------------------
                                                  Michael R. Castle
                                                  Chief Financial Officer


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